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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-53903 and 333-37724) of Spectra-Physics Lasers, Inc. of our report dated January 22, 1999 relating to the financial statements, which appears in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated January 22, 1999 relating to the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, CA
March 16, 2001